UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2003


                             HAUPPAUGE DIGITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



Delaware                            1-13559                   11-3227864
--------                            -------                   ----------
(State or Other                  (Commission File           (IRS Employer
Jurisdiction of Incorporation)   Number)                    Identification No.)



91 Cabot Court, Hauppauge, NY                                11788
-----------------------------                                -----
(Address of Principal Executive Offices)                     (Zip Code)



                                 (631) 434-1600
              (Registrant's telephone number, including area code)



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (c)  Exhibits

          99.1 Press Release, dated August 18, 2003, issued by HAUPPAUGE DIGITAL, INC.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

     On August 18, 2003, HAUPPAUGE DIGITAL, INC. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2003                      HAUPPAUGE DIGITAL, INC.

                                           By: /s/ Gerald Tucciarone
                                               ---------------------------------
                                               Gerald Tucciarone
                                               Chief Financial Officer